UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

mPHASE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	000-30202	22-2287503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On May 11, 2020, mPhase Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (“APA”) to acquire CloseComms Limited (“CloseComms”), a United Kingdom based company with offices in Wales (U.K.) and California (U.S.), that has developed a patented, software application platform that can be integrated into a retail customer’s existing Wi-Fi infrastructure, giving the retailer important customer data and enabling AI-enhanced, targeted promotions to drive store traffic and sales.

Pursuant to the terms of the APA, the Company is acquiring all of the assets owned, used, or held by CloseComms in connection with the Business (as defined within the APA), other than Excluded Assets (as defined within the APA), and assuming certain specified liabilities of the Business, in exchange for 2,666,666 shares of the Company’s restricted common stock, par value $0.01.

The foregoing description of the APA does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the APA, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.01 by reference.

Item 8.01. Other Events.

On May 15, 2015, the Company issued a press release announcing the acquisition of CloseComms. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of acquired business.

In accordance with Item 9.01(a)(4) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the acquisition.

(b)

Pro forma financial information.

In accordance with Item 9.01(b)(2) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the acquisition.

(d)	Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement dated May 11, 2020

99.1	Press release dated May 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mPhase Technologies, Inc.

Dated: May 15, 2020	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer

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